Vanguard Target Retirement Funds

Supplement to the Prospectus Dated January 27, 2015

Important Changes to the Vanguard Target Retirement Funds

Each Vanguard Target Retirement Fund is increasing its international equity exposure and international bond exposure. This change will not affect a Fund’s overall allocation to stocks and bonds. The Funds are expected to implement these changes in the coming months.

The Funds’ target allocations to underlying funds will change as shown on the following page.

(over, please)

						Vanguard
			Vanguard	Vanguard	Vanguard	Short-Term
		Vanguard	Total	Total Bond	Total	Inflation-
Target		Total Stock	International	Market II	International	Protected
Retirement		Market	Stock Index	Index	Bond	Securities
Fund		Index Fund	Fund	Fund	Index Fund	Index Fund
Income	Before	21.0%	9.0%	39.2%	14.0%	16.8%
	After	18.0%	12.0%	37.2%	16.0%	16.8%
2010	Before	26.0%	11.1%	36.6%	12.6%	13.7%
	After	22.3%	14.8%	34.4%	14.8%	13.7%
2015	Before	35.7%	15.3%	32.0%	9.8%	7.2%
	After	30.6%	20.4%	29.3%	12.5%	7.2%
2020	Before	42.5%	18.2%	31.4%	7.9%	—
	After	36.4%	24.3%	27.5%	11.8%	—
2025	Before	47.8%	20.5%	25.4%	6.3%	—
	After	40.9%	27.3%	22.3%	9.5%	—
2030	Before	53.0%	22.7%	19.4%	4.9%	—
	After	45.4%	30.3%	17.0%	7.3%	—
2035	Before	58.2%	25.0%	13.4%	3.4%	—
	After	50.0%	33.3%	11.7%	5.0%	—
2040	Before	63.0%	27.0%	8.0%	2.0%	—
	After	54.0%	36.0%	7.0%	3.0%	—
2045	Before	63.0%	27.0%	8.0%	2.0%	—
	After	54.0%	36.0%	7.0%	3.0%	—
2050	Before	63.0%	27.0%	8.0%	2.0%	—
	After	54.0%	36.0%	7.0%	3.0%	—
2055	Before	63.0%	27.0%	8.0%	2.0%	—
	After	54.0%	36.0%	7.0%	3.0%	—
2060	Before	63.0%	27.0%	8.0%	2.0%	—
	After	54.0%	36.0%	7.0%	3.0%	—

The expense ratios for the Funds are expected to remain unchanged.

© 2015 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 308 022015